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                                                                 EXHIBIT (23)(c)

                         Consent of Independent Auditors

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 27, 2004 in the Registration Statement on Form S-4 and the related Prospectus of CMS Energy Corporation dated March 12, 2004.

                                       /s/ Ernst & Young LLP

Detroit, Michigan
March 12, 2004